Exhibit 23.1

CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, under the captions “Material U.S. Federal Income Tax Considerations” and “Legal Matters.”

New York, New York	/s/ Sidley Austin LLP
January 4, 2010	Sidley Austin LLP